Exhibit 99.3

Hertz Financial Restatement Conference Call July 17th, 2015 8:00 am ET Dial in: (800) 230-1074 U.S. (612) 234-9960 International Passcode: 364881 Replay available until August 17, 2015: (800) 475-6701 U.S. (320) 365-3844 International Passcode: 364881

Safe Harbor Statement Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of July 17, 2015, and the Company undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Risk Factors and Forward-Looking Statements sections of the Company’s 2014 Form 10-K. Copies of these filings are available from the SEC, or the Hertz web site.

Today’s Agenda John Tague President & Chief Executive Officer Tom Kennedy Sr. EVP & Chief Financial Officer Business Overview and Outlook John Tague Restatement Overview and Business Update Tom Kennedy Questions & Answers Session John Tague Tom Kennedy

Fixing the Foundation; Completing Work in Progress Restatement Complete; Remediation Underway Restatement Reaffirmed Commitment to $1B Share Buyback Program HERC Separation 2Q:16E; Leverage Targets Confirmed Shareholder Initiatives New HERC Leadership in Place to Enhance Performance Fleet Refresh Meets Internal Mileage Goals Fleet Capacity Growth Aligned with Demand Annualized Cost Savings Initiative Raised to $300M New Expertise Complements Experienced Hertz Team Customer Satisfaction Scores at 2-Year High Operational Excellence U.S. RAC Revenue Stabilized and Positioned for Improvement Launched Hertz, Dollar, Thrifty Systems Integration; To Be Completed YE:2015

Fixing the Foundation; Delivering on Promises Driving Best-in-Class Performance Pursuing Go-to-Market Improvements Complete financial restatement Refresh, resize U.S. RAC fleet Integrate DTG systems Add best-in-class talent Rationalize off airport Stabilize operating systems Lowest Cost – efficiency through process and technology Highest quality – enhance, differentiate customer experience and brands Focus on Core – assess portfolio of businesses New ancillary services, features Pricing segmentation based on customer choice and purchasing characteristics Opportunities for Creating Value Leveraging the Base Established brands Flexible financial structure Strong customer network

Financial Restatement Complete

Impact of restatement on 2011-2013 GAAP earnings

	Restatement Impact	
	GAAP Pre-tax	GAAP Net Income
2011	$73	$31
2012	$90	$62
2013	$72	$51
TOTAL	$235M[1]	$144M

Primary restatement misstatements:

- Vehicle damage receivables and related allowances
- Capitalization and timing of depreciation for non-fleet assets
- Brazil operations, including allowances for doubtful accounts receivable
- Accounts payable and accrued liabilities

Hertz will continue to reinforce an environment of strong, disciplined financial controls and oversight

[1]Includes $28M in GAAP pre-tax misstatements previously disclosed in the Company's 2013 10-K/A financial statements

5

New Accounting Team With Deep Functional Expertise Robin Kramer New SVP & Chief Accounting Officer Allen Cooper New SVP & Chief Audit Executive Randy Walford New VP of SOX/ Compliance Vince Ciccolini New SVP & Corporate Controller Greg Jorgensen New VP of Reporting, Research & Policy Chris Brown New VP of Financial Systems Driving sustainability of financial controls through strong leadership

Remain Committed to Share Buyback Plan Share repurchase program reflects confidence in Hertz’s value proposition Pre-HERC Separation Post-HERC Separation Rental car expects to use free cash flow to purchase additional shares within targeted leverage range Cash received by RAC in connection with separation split between debt pay down and share repurchases to achieve 2.5x-3.5x YE net leverage target Repurchase shares on opportunistic basis Reduce net corporate leverage YoY (’15 vs ‘14) Finance repurchases with free cash flow from improving operations and strategic asset sales, where appropriate HERC Separation

Re-focusing on HERC Spin Off Initiatives HERC Overview Car Rental Overview Timing Unlocking shareholder value by creating two, strong standalone companies Post HERC separation, target year-end net corporate leverage ratio of 2.5x-3.5x Standalone business allows for increased reporting transparency, more stable cash generation and greater capacity to return cash to shareholder Tax-efficient separation of “New” Equipment Rental Business (HERC) Hertz and “New” HERC become separately publicly traded companies Target net leverage ratio of 3.5x-4.0x at separation Audit carve-out financials; File Form 10 SEC review of Form 10 Target spin completion by Q2:16 Subject to customary closing conditions

Annualized Cost Savings Target Raised to $300M Expects to Realize ~$200 million in 2015 Potential for additional savings from technology-enabled efficiencies as well as other strategic opportunities Estimated one-time costs in 2015 associated with these actions is $30-$35M (includes ~$25M of restructuring) Corporate/ Operations Overhead Freezing defined benefit pension plan, Navigation Solutions redundancies, closing unprofitable off-airport facilities, consolidating third-party IT spend, eliminating non-value added IT projects Fleet Management Reducing out-of-service cycle times through process efficiencies and increased accountability Sales and Marketing Disciplined return on investment practices, including reorganizing rental car sales force Examples of cost savings initiatives:

Hertz

U.S. RAC Fleet Capacity Growth Further Reduced; Target for Average Mileage Per Unit Achieved

Reduced 2015 U.S. fleet plan by 100 bps since May's reduction

- FY:15E fleet to grow 0.5%-1.5%
  - Down from earlier plan of +1.5%-2.5%
  - Reflects disciplined growth and utilization improvement
  - 2H:15E fleet down 0.5%-1.5% vs 2H:14



Risk deletions, thousands
Actual
Plan
25
20
0
Oct 14
Mar 15

Achieved U.S. fleet refresh target for 2015

- Today's average fleet age 4 mos. lower than when refresh launched in Sept-2014
- NPS related to vehicle condition at 2-yr high, +30% since fleet refreshment program began
- Improvements reflect record fleet rotation
  - car sales and vehicle acquisitions



SALES CHANNELS
% of Hertz total vehicle sold in 1Q15
33%
44%
23%
Auction
Dealer Direct
Retail & Rent2Buy
~$300 per unit Net Benefit
~$1,000 per unit Net Benefit

Significant work done managing fleet, simultaneously controlling costs and driving customer satisfaction

10

New Leaders With Proven Expertise New appointments in areas critical to Hertz’s success: Revenue Management Information Technology Fleet and Procurement Sales Customer Experience Human Resources Dave Myrick SVP, Americas Sales Eliana Zem EVP and Chief Human Resource Officer Jeff Foland Sr EVP and Chief Revenue Officer Tom Sabatino Sr EVP, CAO and General Counsel Tyler Best EVP and CIO Scot Hornick EVP, Revenue Management Larry Silber President and CEO, HERC Tom Frese SVP, Fleet and Procurement Bruce Dressel COO, HERC Richard Marani CIO, HERC Adding new talent to complement existing experience

2015 – A Transition Year Full Year 2015 Forecast Consolidated Corporate EBITDA $1,450M - $1,550M HERC Corporate EBITDA $575M - $625M U.S. RAC Monthly Depreciation per unit $295 - $305 U.S. RAC fleet capacity growth1 0.5% - 1.5% Net non-fleet capex $275M - $295M 1Excludes Advantage sublease and Hertz 24/7 vehicles Assumes continued pressure on HERC due to weak oil and gas markets; continued improvements in U.S. and International RAC businesses

Key Takeaways 1 2 3 4 5 6 Financial filings up to date and sustainable Business portfolio under review; HERC separation expected Q2:16 New leadership in place Significant value creation within our control Annualized cost savings target raised to $300M; upside opportunity Reinvesting in our brands Committed to returning value to shareholders

Committed to an Ongoing Dialogue with Investors August 2015 – Q2:15 Earnings Results November 2015 – Investor Day Update on pace of progress Assessment of Company’s full potential